Exhibit 32.2

Certification of Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Unilife Corporation (the “Company”) on Form 10-K for the year ended June 30, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, R. Richard Wieland II, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ R. Richard Wieland II
Name: R. Richard Wieland II
Title: Chief Financial Officer

Date: September 13, 2012